UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2007
Discover Card Execution Note Trust
(Exact name of issuing entity in respect of the notes as specified in charter)
Discover Card Master Trust I
(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Exhibit
SIGNATURES
INDEX TO EXHIBIT
Underwriting Agreement
Terms Agreement
Terms Agreement

Item 1.01 Entry into Material Definitive Agreements
     On July 20, 2007, Discover Card Execution Note Trust and Discover Bank entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank and Morgan Stanley & Co. Incorporated (the “Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches pursuant to the Indenture, to be dated as of July 26, 2007, as supplemented by the Indenture Supplement, to be dated as of July 26, 2007, and a Terms Document having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On July 20, 2007, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., with respect to the issuance of $200,000,000 principal amount of Class B(2007-1) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class B(2007-1) Terms Agreement”). A copy of the Class B(2007-1) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     On July 20, 2007, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., with respect to the issuance of $200,000,000 principal amount of Class C(2007-1) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class C(2007-1) Terms Agreement”). A copy of the Class C(2007-1) Terms Agreement is filed as Exhibit 1.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Exhibit

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank and Morgan Stanley & Co. Incorporated
Exhibit 1.2	Terms Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., with respect to the Class C(2007-1) DiscoverSeries Notes, excluding Annexes
Exhibit 1.3	Terms Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., with respect to the Class B(2007-1) DiscoverSeries Notes, excluding Annexes

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)
Date: July 24, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank and Morgan Stanley & Co. Incorporated

Exhibit 1.2	Terms Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc., with respect to the Class C(2007-1) DiscoverSeries Notes, excluding Annexes
Exhibit 1.3	Terms Agreement, dated July 20, 2007, among Discover Card Execution Note Trust, Discover Bank, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., with respect to the Class B(2007-1) DiscoverSeries Notes, excluding Annexes